                                                                   EXHIBIT 4.1

057591
                       INCORPORATED UNDER THE LAWS                                                           COMMON STOCK
                        OF THE STATE OF DELAWARE                                                        PAR VALUE $.01 PER SHARE


       NUMBER
  WM                                                        [GRAPHIC]                                                 SHARES


                                                                                                CUSIP 94106L 10 9
             THIS CERTIFICATE IS TRANSFERABLE IN
                 CHICAGO, IL OR NEW YORK, NY                                                    SEE REVERSE FOR CERTAIN DEFINITIONS

                                                       WASTE MANAGEMENT, INC.



                       THIS CERTIFIES THAT





                       IS THE OWNER OF


                                        FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                                                       CERTIFICATE OF STOCK

Waste Management, Inc. ("Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and of the amendments therein, to all of which the holder, by acceptance hereof, assents.  This Certificate is not valid unless countersigned by the
Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                                                                                   [SEAL]
                                                                                    Dated:


             /s/ [ILLEGIBLE]
             CHIEF EXECUTIVE OFFICER                                                COUNTERSIGNED AND REGISTERED:
                                                                                          HARRIS TRUST AND SAVINGS BANK
            /s/ [ILLEGIBLE]                                                                                      TRANSFER AGENT
            SECRETARY                                                                                             AND REGISTRAR

                                                                                    BY   /s/ [ILLEGIBLE]
                                            [WASTE MANAGEMENT LOGO]                      AUTHORIZED SIGNATURE
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                        [WASTE MANAGEMENT, INC. LOGO]

        The Corporation will furnish, without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation's Secretary at the principal office of the Corporation

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________________, Attorney,
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________




                                   X ___________________________________________
                                                    (SIGNATURE)


                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.



                                   X ___________________________________________
                                                    (SIGNATURE)


                                     ___________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.
                                     ___________________________________________


                                     SIGNATURE(S) GUARANTEED BY:

                                     ___________________________________________